UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2010

Behringer Harvard Mid-Term Value Enhancement Fund I LP
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51292	71-0897613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1610
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 23, 2010, Behringer Harvard Mid-Term Value Enhancement Fund I LP (the “Registrant” or the “Fund”) issued a letter to investors in response to a mini-tender offer by Peachtree Partners for up to 4.9% of the Fund’s outstanding units of limited partnership interest.  A copy of the letter to investors, appearing as Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Letter to Investors, dated February 23, 2010.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP

By:	Behringer Harvard Advisors I LP
Co-General Partner

	By:	Harvard Property Trust, LLC
General Partner

Dated: February 23, 2010	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President –
Corporate Development & Legal
and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Investors, dated February 23, 2010.